UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2020

WHITING PETROLEUM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-31899	20-0098515
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Lincoln Street, Suite 4700
Denver, Colorado	80203-4547
(Address of principal executive offices)	(Zip Code)

(303) 837-1661

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR §230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR §240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR §240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR §240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	WLL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On March 26, 2020, the Board of Directors of Whiting Petroleum Corporation (the “Company”) declared a dividend of one preferred share purchase right (a “Right”), payable on April 6, 2020 for each share of common stock, par value $0.001 per share, of the Company (the “Common Shares”) outstanding on April 6, 2020 (the “Record Date”) to the stockholders of record on that date. In connection with the distribution of the Rights, the Company entered into a Section 382 Rights Agreement (the “Rights Agreement”), dated as of March 26, 2020 between the Company and Computershare Trust Company, N.A., as rights agent. Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series A Preferred Stock, par value $0.001 per share, of the Company (the “Preferred Shares”) at a price of $7.00 per one one-thousandth of a Preferred Share represented by a Right (the “Purchase Price”), subject to adjustment.

The purpose of Rights Agreement is to protect value by preserving the Company’s ability to use its Tax Attributes (as such term is defined in the Rights Agreement) to offset potential future income taxes for federal income tax purposes. The Company’s ability to use its Tax Attributes would be substantially limited if it experiences an “ownership change,” as such term is defined in Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”). A company generally experiences an ownership change if the percentage of its shares of stock owned by its “5-percent shareholders,” as such term is defined in Section 382 of the Code, increases by more than 50 percentage points over a rolling three-year period. The Rights Agreement is intended to reduce the likelihood of an ownership change under Section 382 of the Code by deterring any Person (as such term is defined in the Rights Agreement) or group of affiliated or associated Persons from acquiring Beneficial Ownership (as defined below) of 4.9% or more of the outstanding Common Shares.

The Rights are in all respects subject to and governed by the provisions of the Rights Agreement. The following description of the Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Rights Agreement, which is attached hereto as Exhibit 4 and incorporated herein by reference.

Distribution Date; Exercisability; Expiration

Initially, the Rights will be attached to all Common Share certificates (or other evidence of book-entry or other uncertificated ownership) and no separate certificates evidencing the Rights (“Right Certificates”) will be issued. Until the Distribution Date (as defined below), the Rights will be transferred with and only with the Common Shares. As long as the Rights are attached to the Common Shares, the Company will issue one Right with each new Common Share so that all such Common Shares will have Rights attached (subject to certain limited exceptions).

The Rights will separate and begin trading separately from the Common Shares, and Right Certificates will be caused to evidence the Rights, on the earlier to occur of (i) the Close of Business (as such term is defined in the Rights Agreement) on the tenth day following a public announcement, or the public disclosure of facts indicating, that a Person or group of affiliated or associated Persons has acquired Beneficial Ownership of 4.9% or more of the outstanding Common Shares (an “Acquiring Person”) (or, in the event that the Board of Directors determines to effect an exchange in accordance with Section 24 of the Rights Agreement and the Board of Directors determines that a later date is advisable, then such later date) and (ii) the Close of Business on the tenth Business Day (as such term is defined in the Rights Agreement) (or such later date as may be determined by action of the Board of Directors prior to such time as any Person becomes an Acquiring Person) following the commencement of, or the first public announcement of the intention to commence, a tender offer or exchange offer the consummation of which would result in the Beneficial Ownership by a Person or group of 4.9% or more of the outstanding Common Shares (the earlier of such dates, the “Distribution Date”). As soon as practicable after the Distribution Date, unless the Rights are recorded in book-entry or other uncertificated form, the Company will prepare and cause the Right Certificates to be sent to each record holder of Common Shares as of the Distribution Date.

An “Acquiring Person” will not include (i) the Company, (ii) any Subsidiary (as such term is defined in the Rights Agreement) of the Company, (iii) any employee benefit plan of the Company or of any Subsidiary of the Company, (iv) any entity holding Common Shares for or pursuant to the terms of any such employee benefit plan or (v) any Person who or which, together with all Affiliates and Associates (as such terms are defined in the Rights Agreement) of such Person, at the time of the first public announcement of the Rights Agreement, is a Beneficial

Owner of 4.9% or more of the Common Shares then outstanding (a “Grandfathered Stockholder”). However, if a Grandfathered Stockholder becomes, after such time, the Beneficial Owner of any additional Common Shares (regardless of whether, thereafter or as a result thereof, there is an increase, decrease or no change in the percentage of Common Shares then outstanding Beneficially Owned (as such term is defined in the Rights Agreement) by such Grandfathered Stockholder) then such Grandfathered Stockholder shall be deemed to be an Acquiring Person unless, upon such acquisition of Beneficial Ownership of additional Common Shares, such person is not the Beneficial Owner of 4.9% or more of the Common Shares then outstanding. In addition, upon the first decrease of a Grandfathered Stockholder’s Beneficial Ownership below 4.9%, such Grandfathered Stockholder will no longer be deemed to be a Grandfathered Stockholder. In the event that after the time of the first public announcement of the Rights Agreement, any agreement, arrangement or understanding pursuant to which any Grandfathered Stockholder is deemed to be the Beneficial Owner of Common Shares expires, is settled in whole or in part, terminates or no longer confers any benefit to or imposes any obligation on the Grandfathered Stockholder, any direct or indirect replacement, extension or substitution of such agreement, arrangement or understanding with respect to the same or different Common Shares that confers Beneficial Ownership of Common Shares shall be considered the acquisition of Beneficial Ownership of additional Common Shares by the Grandfathered Stockholder and render such Grandfathered Stockholder an Acquiring Person for purposes of the Rights Agreement unless, upon such acquisition of Beneficial Ownership of additional Common Shares, such person is not the Beneficial Owner of 4.9% or more of the Common Shares then outstanding.

“Beneficial Ownership” is defined in the Rights Agreement to include any securities (i) which a Person or any of such Person’s Affiliates or Associates (a) actually owns (directly or indirectly) or would be deemed to actually or constructively own for purposes of Section 382 of the Code or the Treasury Regulations (as such terms are defined in the Rights Agreement) promulgated thereunder, including any coordinated acquisition of securities by any Persons who have a formal or informal understanding with respect to such acquisition (to the extent ownership of such securities would be attributed to such Persons under Section 382 of the Code and the Treasury Regulations promulgated thereunder), (b) beneficially owns, directly or indirectly, within the meaning of Rules 13d-3 or 13d-5 promulgated under the Exchange Act or (c) has the right or ability to vote, or the right to acquire, pursuant to any agreement, arrangement or understanding (except under limited circumstances), (ii) which are directly or indirectly Beneficially Owned by any other Person with which a Person has any agreement, arrangement or understanding for the purpose of acquiring, holding or voting such securities, or obtaining, changing or influencing control of the Company or (iii) in respect of which a Person or any of such Person’s Affiliates or Associates has a derivative position which is capable of being settled, in whole or in part, through delivery of cash or Common Shares (whether on a required or optional basis, and whether such settlement may occur immediately or only after the passage of time, the occurrence of conditions, the satisfaction of regulatory requirements or otherwise).

The Rights are not exercisable until the Distribution Date. The Rights will expire on the earliest to occur of (i) the Close of Business on the day following the certification of the voting results of the Company’s 2021 annual meeting of stockholders, if at such stockholder meeting or any other meeting of stockholders of the Company duly held prior to such meeting, a proposal to ratify the Rights Agreement has not been passed by the requisite vote of the Company’s stockholders, (ii) the date on which the Board of Directors determines in its sole discretion that (x) the Rights Agreement is no longer necessary for the preservation of material valuable Tax Attributes or (y) the Tax Attributes have been fully utilized and may no longer be carried forward and (iii) the Close of Business on March 26, 2023 (the “Final Expiration Date”).

Exempt Persons and Transactions

The Board of Directors may, in its sole and absolute discretion, determine that a Person is exempt from the Rights Agreement (an “Exempt Person”), so long as such determination is made prior to such time as such Person becomes an Acquiring Person. Any Person will cease to be an Exempt Person if the Board of Directors makes a contrary determination with respect to such Person regardless of the reason therefor. In addition, the Board of Directors may, in its sole and absolute discretion, exempt any transaction from triggering the Rights Agreement, so long as the determination in respect of such exemption is made prior to such time as any Person becomes an Acquiring Person. Any Person, together with all Affiliates and Associates of such Person, who proposes to acquire 4.9% or more of the outstanding Common Shares may apply to the Board of Directors in advance for an exemption in accordance with and pursuant to the terms of the Rights Agreement.

Flip-in Event

If a Person or group becomes an Acquiring Person at any time after the date of the Rights Agreement (with certain limited exceptions), the Rights will become exercisable for Common Shares having a value equal to two times the exercise price of the Right. From and after the announcement that any Person has become an Acquiring Person, if the Rights evidenced by a Right Certificate are or were acquired or Beneficially Owned by an Acquiring Person or any Associate or Affiliate of an Acquiring Person, such Rights shall become void, and any holder of such Rights shall thereafter have no right to exercise such Rights. If the Board of Directors so elects, the Company may deliver upon payment of the exercise price of a Right an amount of cash, securities or other property equivalent in value to the Common Shares issuable upon exercise of a Right.

Exchange

At any time after any Person becomes an Acquiring Person, the Board of Directors may exchange the Rights (other than Rights owned by any Person which have become void), in whole or in part, at an exchange ratio of one Common Share per Right (subject to adjustment). The Company may issue, transfer or deposit such Common Shares (or other property as permitted under the Rights Agreement) to or into a trust or other entity created upon such terms as the Board of Directors may determine and may direct that all holders of Rights receive such Common Shares or other property only from the trust or other entity. In the event that the Board of Directors determines, before the Distribution Date, to effect an exchange, the Board of Directors may delay the occurrence of the Distribution Date to such time as it deems advisable.

Flip-over Event

If, at any time after a Person becomes an Acquiring Person, (i) the Company consolidates with, or merges with, any other Person (or any Person consolidates with, or merges with, the Company) and, in connection with such consolidation or merger, all or part of the Common Shares are or will be changed into or exchanged for stock or other securities of any other Person or cash or any other property or (ii) 50% or more of the Company’s consolidated assets or Earning Power (as defined in the Rights Agreement) is sold, then proper provision will be made so that each holder of a Right will thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value of two times the exercise price of the Right.

Redemption

At any time prior to the earlier to occur of (i) the Close of Business on the tenth day following the Stock Acquisition Date (as defined in the Rights Agreement) (or, if the tenth day following the Stock Acquisition Date occurs before the Record Date, the Close of Business on the Record Date) and (ii) the Final Expiration Date, the Board of Directors may redeem the Rights in whole, but not in part, at a price of $0.001 per Right (the “Redemption Price”). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

Amendment

The terms of the Rights may be amended by the Board of Directors without the consent of the holders of the Rights, except that at any time after the Close of Business on the tenth day following the Stock Acquisition Date (or, if the tenth day following the Stock Acquisition Date occurs before the Record Date, the Close of Business on the Record Date), no such amendment may adversely affect the interests of the holders of the Rights (other than the Acquiring Person and its Affiliates and Associates).

Preferred Stock Rights

Each one-thousandth of a Preferred Share will entitle the holder thereof to the same dividends and liquidation rights as if the holder held one Common Share and will be treated the same as a Common Share in the event of a merger, consolidation or other share exchange.

Rights of Holders

Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

Item 3.03.	Material Modifications to Rights of Security Holders.

The information set forth in Items 1.01 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the adoption of the Rights Agreement, on March 27, 2020 the Company filed a Certificate of Designations of Series A Preferred Stock with the Secretary of State of the State of Delaware. A copy of the Certificate of Designations of Series A Preferred Stock is attached hereto as Exhibit 3 and incorporated herein by reference.

Item 8.01.	Other Events.

On March 27, 2020, the Company issued a press release, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired. Not Applicable.

(b)	Pro Forma Financial Information. Not Applicable.

(c)	Shell Company Transactions. Not Applicable.

(d)	Exhibits:

(3)	Certificate of Designations of Series A Preferred Stock of Whiting Petroleum Corporation.

(4)	Section 382 Rights Agreement, dated as of March 26, 2020, between Whiting Petroleum Company and Computershare Trust Company, N.A., as rights agent.

(99)	Press Release, dated March 27, 2020.

WHITING PETROLEUM CORPORATION

FORM 8-K

EXHIBIT INDEX

Exhibit Number	Description

(3)	Certificate of Designations of Series A Preferred Stock of Whiting Petroleum Corporation.

(4)	Section 382 Rights Agreement, dated as of March 26, 2020, between Whiting Petroleum Company and Computershare Trust Company, N.A., as rights agent.

(99)	Press Release, dated March 27, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 27, 2020

WHITING PETROLEUM CORPORATION

By:	/s/ Correne S. Loeffler
Correne S. Loeffler
Chief Financial Officer